FORM 10-QSB                                                        JUNE 30, 2002
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                                  EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), the undersigned officer of Positron Corporation, a Texas corporation (the "Company"), does hereby certify that:
The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2002
                                                --------------------------------
                                                Gary H. Brooks
                                                President & CEO


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